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                                                                  Exhibit 10.3

                   Management Recognition and Retention Plan


                         ARGO FEDERAL SAVINGS BANK, FSB




                              AMENDED AND RESTATED


                     MANAGEMENT RECOGNITION PLAN AND TRUST




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                                TABLE OF CONTENTS

GENERAL

  1.1     Establishment and Purpose ....................................   1
  1.2     Plan Administration, Trust Agreement .........................   1
  1.3     Affiliated Company ...........................................   1
  1.4     Aggregate Account ............................................   2
  1.5     Argo Bancorp .................................................   2
  1.6     Beneficiary ..................................................   2
  1.7     Company ......................................................   2
  1.8     Common Stock .................................................   2
  1.9     Board of Directors ...........................................   2
  1.10    Disability Retirement ........................................   2
  1.11    Eligible Employee ............................................   2
  1.12    ERISA ........................................................   2
  1.13    Internal Revenue Code ........................................   2
  1.14    Key Employee .................................................   2
  1.15    Management Recognition Plan and Trust ........................   3
  1.16    Merger Conversion ............................................   3
  1.17    O.T.S. .......................................................   3
  1.18    Participant ..................................................   3
  1.19    Plan Year ....................................................   3
  1.20    Regular Accounting Date ......................................   3
  1.21    Retirement Date ..............................................   3
  1.22    Stock Award ..................................................   3
  1.23    Termination Date .............................................   3
  1.24    Trustee ......................................................   3
  1.25    Trust Fund ...................................................   3
  1.26    Unallocated Shares Account ...................................   3
  1.27    Year of Vested Service .......................................   3

PARTICIPATION

  2.1     Eligibility of Participation ..................................  4
  2.2     Participation not Contract of Employment .....................   4


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AWARD OF SHARES

  3.1     Stock Awards .................................................   4
  3.2     Shares Subject to Plan .......................................   5
  3.3     Date of Grant ................................................   5

PAYMENT OF ACCOUNT BALANCES

  4.1     Fully Vested Benefits ........................................   6
  4.2     Partially Vested Benefits ....................................   7
  4.3     Forfeitures ..................................................   7
  4.4     Fractional Shares ............................................   7
  4.5     Designation of Beneficiaries .................................   7

WITHHOLDING OF TAXES

  5.1     Tax Withholding ..............................................   8
  5.2     Supplemental Withholding Payment .............................   8

DIVIDENDS AND VOTING RIGHTS

  6.1     Payment of Dividends .........................................   9
  6.2     Voting Rights ................................................   9

THE COMMITTEE

  7.1     Membership and Authority .....................................   9
  7.2     Delegation by Committee ......................................  10
  7.3     Information to be Furnished to Committee .....................  10
  7.4     Committee's Decision Final ...................................  10
  7.5     Remuneration and Expenses ....................................  11
  7.6     Indemnification of Committee Member ..........................  11
  7.7     Resignation or Removal of Committee Member ...................  11
  7.8     Appointment of Successor Committee Members ...................  11

AMENDMENTS OF THE PLAN

  8.1     Board of Directors ...........................................  11

PERMANENCY OF THE PLAN

  9.1     Termination of Plan and Trust ................................  11
  9.2     Suspension of Plan ...........................................  12

RIGHTS, RESTRICTIONS AND OPTIONS ON COMMON STOCK

  10.1    Distribution of Common Stock Under Federal Securities Law ....  12
  10.2    Adjustments to Common Stock ..................................  13


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TRUST AGREEMENT

  11.1    The Trust Fund ...............................................  13
  11.2    General Powers ...............................................  14
  11.3    Determination of "Value" .....................................  15
  11.4    Compensation and Expenses ....................................  15
  11.5    Action by Trustee ............................................  15
  11.6    Exercise of Trustee's Duties .................................  16
  11.7    Limit of Trustee's Responsibility ............................  16
  11.8    Indemnification of Trustee by the Company ....................  16
  11.9    Resignation ..................................................  16
  11.10   Removal of Trustee and Appointment of Successor Trustee ......  17
  11.11   Duties of Resigning or Removed Trustee and of Successor
          Trustees .....................................................  17
  11.12   Amendment ....................................................  17
  11.13   Termination ..................................................  17

MISCELLANEOUS

  12.1    Company Action ...............................................  17
  12.2    Company Records ..............................................  17
  12.3    No Guarantee of Interests ....................................  18
  12.4    Evidence .....................................................  18
  12.5    Waiver of Notice .............................................  18
  12.6    Gender and Number ............................................  18
  12.7    Controlling Law ..............................................  18
  12.8    Tax Status of Trust ..........................................  18
  12.9    Approval .....................................................  18
  12.10   Compliance with Section 16 ...................................  18

                             AMENDED AND RESTATED

                         ARGO FEDERAL SAVINGS BANK, FSB
                     MANAGEMENT RECOGNITION PLAN AND TRUST

                                   SECTION 1

                                    GENERAL

1.1  Establishment and Purpose.

     (a) ARGO FEDERAL SAVINGS BANK, FSB ("Company") hereby establishes the ARGO FEDERAL SAVINGS BANK, FSB MANAGEMENT RECOGNITION PLAN AND TRUST ("Plan") effective on October 1, 1991 ("Effective Date"). Said Plan shall amend and restate in its entirety the Argo Federal Savings Bank, FSB Management Recognition Plan and Trust adopted by the Board of Directors of the Company on December 23, 1991, effective as of the Effective Date, shall amend and restate in its entirety and incorporate herein as amended and restated the Management Recognition Plan and Trust Agreement adopted by the Board of Directors on December 29, 1992, effective as of May 27, 1992, the closing date of the Merger Conversion, and shall amend and restate in its entirety and incorporate herein as amended and restated the plan adopted by the Board of Directors on March 20, 1995.

     (b) The purpose of this Plan is to promote the interest of the Company, Argo Bancorp, Inc. ("Argo Bancorp") and the stockholders of Argo Bancorp by providing a method to reward those eligible employees who hold key positions within the Company and have provided the Company outstanding service with their experience and ability. This Plan will reward these Key Employees by providing them an ownership interest in Argo Bancorp to compensate them for their contributions to the Company and provide an additional incentive to remain in the employ of the Company and increase their personal interest in its continued success and progress.

1.2 Plan Administration, Trust Agreement. The authority to control and manage the operation and administration of the Plan shall be vested in a Committee as described in Section 7.

All contributions made under the Plan will be held, managed and controlled by a Trustee (the "Trustee") acting under the Trust which forms a part of the Plan. The terms of the Trust are set forth in this document.

1.3 Affiliated Company shall mean (a) a member of a controlled group of corporations of which Argo Bancorp is a member, or (b) an unincorporated trade or business which is under common control with Argo Bancorp as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations issued thereunder, or (c) any organization (whether or not incorporated) which is a member of an affiliated service group (as

                                     1

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defined in Code Section 414(m)) which includes Argo Bancorp, and any other entity required to be aggregated with Argo Bancorp pursuant to regulations under Code Section 414(o). For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Code Section 1563(a), determined without regard to Code Section 1563(a)(4) and (e)(3)(C). Unless the context clearly indicates otherwise, whenever reference is made to Company, Affiliated Companies are included.

1.4 Aggregate Account means, with respect to each Participant, the value of all non-vested Stock Awards held in Trust maintained on behalf of such Participant including stock dividends and cash dividends received or interest income earned on such cash dividends.

1.5 ARGO Bancorp shall refer to Argo Bancorp, Inc., the holding company of Argo Federal Savings Bank, FSB.

1.6 Beneficiary means the person or persons to whom a deceased Participant's benefits are payable under Section 4.5 of the Plan.

1.7  Company shall refer to Argo Federal Savings Bank, FSB.

1.8  Common Stock shall mean the common stock issued by Argo Bancorp.

1.9 Board of Directors shall refer to the members of the Board of Directors of the Company.

1.10 Disability Retirement means the date the Participant is retired from the employ of the Company or an Affiliated Company because of disability, irrespective of his age. A Participant will be considered disabled for purposes of the Plan if, on account of total and permanent physical or mental disability, he no longer is capable of performing the duties assigned to him by the Company or an Affiliated Company and if, in the opinion of a physician who is mutually acceptable to the Participant and the Company, such total and permanent disability is likely to continue for the remainder of the Participant's life.

1.11 Eligible Employee shall mean officers or Key Employees of the Company or an Affiliated Company.

1.12 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. This Plan, a non-qualified restricted Stock Award plan, is not intended to be subject to ERISA.

1.13 Internal Revenue Code or Code shall mean the Internal Revenue Code of 1986, as amended from time to time. References to any section of the Internal Revenue Code shall include any successor provision thereto.

1.14 Key Employee means an officer of the Company or Affiliated Company that is involved in policy making decisions on behalf of the Company, Affiliated Company or Argo Bancorp.

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1.15 Management Recognition Plan and Trust shall mean the plan adopted in connection with the merger conversion which Plan is hereby merged into and consolidated with the Plan.

1.16 Merger Conversion shall mean the conversion of Dolton-Riverdale Savings and Loan Association (the "Association") from the mutual to the stock form of organization and the merger of the Association with and into the Company.

1.17 O.T.S. shall mean the Office of Thrift Supervision.

1.18 Participant shall mean an Eligible Employee of the Company or an Affiliated Company who has been granted Stock Awards.

1.19 Plan Year shall be the 12 month period beginning January 1 and ending December 31.

1.20 Regular Accounting Date shall mean each September 30 in each Plan Year.

1.21 Retirement Date means the date the Participant retires pursuant to "Normal Retirement" or "Early Retirement" under the 401(K) Plan for the Company.

1.22 Stock Award shall mean the granting of an award of Common Stock to vest over a period of time.

1.23 Termination date means the Participant's date of Normal Retirement, Disability Retirement, death, resignation, or dismissal, as applicable to such Participant.

1.24 Trustee shall mean American National Bank of Waukegan or such successor thereto as shall be appointed by the Company.

1.25 Trust Fund shall mean all non-vested assets held under the Plan by the Trustee as the same shall exist from time to time. Trust Fund shall also include vested assets which have not yet been distributed to Participants.

1.26 Unallocated Shares Account shall mean an account within the Trust which holds all shares of Common Stock subject to the Plan which have not yet been granted to any participant.

1.27 Year of Vested Service means with respect to any Participant, each 12 month period beginning on the day after Date of Grant and all anniversaries thereafter in which the Participant provides services to the Company or any Affiliated Company as an employee.

                                   SECTION 2

                                 PARTICIPATION

2.1 Eligibility of Participation. All officers and Key Employees of the Company or an Affiliated Company are eligible to participate in the Plan.

Eligibility does not guarantee any employee the right to receive any Stock Award hereunder. The Award of such shares are at the total discretion of the Committee pursuant to Section 3.

2.2 Participation not Contract of Employment. The Plan does not constitute a contract of employment, and participation in the Plan will not give any employee the right to continue in the employ of the Company or to provide services thereto nor shall participation in the Plan interfere in any way with the right of the Company to terminate the employment of the Participant or give any right or claim to any benefit under the terms of the Plan unless such right or claim has specifically vested under the terms of the Plan.

                                   SECTION 3

                                AWARD OF SHARES

3.1  Stock Awards.

     (a) The Committee will determine which Eligible Employees referenced in
         Section 2 will be granted Stock Awards and the number of shares of Common Stock to be granted under the Stock Award.

     (b) The Committee's decision will take into account the Participant's position, responsibilities and value of services provided to the Company or an Affiliated Company. In addition, the Committee will take into account all other factors in its decision process which it deems relevant. The Committee may request recommendations from the Chief Executive Officer and other senior management members of the Company.

     (c) However, Stock Awards made by the Committee subsequent to June 1, 1995, to the Chief Executive Officer and the next four most highly paid executive officers who are listed in the most current summary compensation table in the proxy for the Annual Meeting of Stockholders ("Named Executive Officers") are intended to be Performance Based Compensation as defined in Section 162(m) of the Code and therefore excluded from the determination under that section of compensation for which no corporate deduction from income is allowed. No Stock Award shall be made except upon successful completion of the individual "Performance Goal" set within the Stock Award to any Named Executive Officer.

     (d) The Performance Goal shall be the attainment by the Company of a pre-established return on assets ("ROA"). The Performance Goal will be set when the outcome of the Performance Goal is substantially uncertain, as determined in accordance with Section 162(m) of the Code. Successfully meeting the Performance Goal will result in the granting of 100% of the Stock Award as set by the Committee for the named Executive subject further to the general vesting provisions of the Plan.

     (e) The maximum number of shares granted under a Stock Award subject to a Performance Goal is 4,000 individual Named Executive Officer. The compensation resulting from such a Stock Award would be the fair market value of the underlying shares at the time to the extent to which they became vested.

     (f) Once a Stock Award subject to a Performance Goal is granted, no vesting of such Stock Award will occur until the Committee has certified attainment of the Performance Goal. However, the period of time for vesting of such Stock Awards shall be measured from the Date of Grant after such certification. Any vesting which would have occurred except for absence of a certification by the Committee will vest on the next date that vesting would have otherwise occurred. For example a Stock Award made on July 1, 19X1, with a Performance Goal measured on June 30, 19X2 would, without the Performance Goal have a portion of the Stock Award vest on December 31, 19X1 and June 30, 19X2. However, because of the effect of the Performance Goal, both of those portions of the Stock Award would vest on June 30, 19X2 if the Committee certified attainment of the Performance Goal on that date.

     (g) All stock Awards by the Committee shall be subject to review and approval or rejection of the Board of Directors.

3.2 Shares Subject to Plan. The number of shares of Common Stock subject to this Plan shall be 24,498. Such shares of Common Stock shall be placed in the Trust's Unallocated Shares Account. Shares of Common Stock shall remain in the unallocated shares Account until a Stock Award has been granted under this Section 3 or returned to the Company pursuant to Section 9.

In the event shares of Common Stock are forfeited pursuant to Section 4.3, the shares of Common Stock subject to such forfeiture shall be placed in the Unallocated Shares Account and will be available for future awards by the Committee pursuant to this Section 3.

3.3 Date of Grant. Date of Grant is the date on which the Board of Directors approves the Stock Award. The Committee will notify the recipient of the determination as soon as practicable after the Date of Grant at which time the Participant and the Company shall execute a Stock Award Agreement outlining the number of shares of Common Stock subject to the Stock Award and other terms of the Stock Award. The Committee will notify the Trustee of the granting of shares of Common Stock. Upon said notification, the Trustee shall transfer shares of Common Stock equal to the number granted, from the Unallocated Shares Account to an Aggregate Account for the benefit of the Participant.

Shares granted will remain in this separate Aggregate Account in Trust until such time as the Participant's rights to the shares become vested pursuant to Sections 4.1 and 4.2 or forfeiture pursuant to Section 4.3

                                   SECTION 4

                          PAYMENT OF ACCOUNT BALANCES

4.1  Fully Vested Benefits.

     (a) If a Participant retires on or after his Normal or Early Retirement Date, dies while in the employ of the Company or an Affiliated Company or becomes disabled in accordance with the Plan or in the event of a Change in Control, as hereinafter defined, then the Participant shall be fully vested in all benefits under this Plan, regardless of the number of Years of Vested Service. The entire balance in the Participant's Aggregate Account shall become distributable to or for his benefit, or to or for the benefit of his Beneficiary, as the case may be, in accordance with this Section 4.

     (b) A "Change in Control" of the Company or Argo Bancorp means a "Change in Control" of a nature that (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Company or Argo Bancorp within the meaning of the Home Owners Loan Act of 1933 and the Rules and Regulations promulgated by the OTS (or its predecessor agency), as in effect on the effective date of this Plan; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or Argo Bancorp's outstanding securities ordinarily having the right to vote at the election of directors except for any securities of the Company purchased by Argo Bancorp and any securities purchased by the Company's employee stock benefit plans; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board"), cease for any reason to constitute a least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three quarters of the directors comprising the Incumbent Board, or who nomination for election by Argo Bancorp's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, a merger, consolidation, sale of all or substantially all the assets of the Company or Argo Bancorp or similar transaction in which the Company or Argo Bancorp is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of Argo Bancorp, by someone other than the current management of Argo Bancorp, seeking stockholder approval of a plan of reorganization, merger or consolidation of Argo Bancorp or the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Company or Argo Bancorp shall be distributed or (e) a tender offer is made for 20% or more of the voting securities of the Company or Argo Bancorp.

4.2 Partially Vested Benefits. After each Year of Vested Service, the
Trustee will distribute from the Trust, to the Participant, the shares of Common Stock which have become vested. The Participant will vest in thirty-three and one-third (33 1/3%) percent of the number of shares of Common Stock granted on each 12 month anniversary of the Date of Grant. However, with reference to any awards made subsequent to June 1, 1995, the Participant will have a vested interest in 1/6th (plus or minus 16.66%) of the number of shares of Common Stock granted in a particular Stock Award, inuring to the Participant on the last day of each six-month period following the Date of Grant until the vested interest reaches 100% of the shares of Common Stock granted in such Stock Award. Pursuant to Section 6.1, the Participant will also vest in stock and cash dividends paid on the shares and any interest thereon between the date of grant and the date of vesting.

4.3 Forfeitures. Upon termination of employment, except for terminations under Section 4.1, all non-vested shares of Common Stock will be forfeited. Shares of Common Stock forfeited will be kept in Trust but moved to the Unallocated Shares Account and will be available to be awarded to other Participants at the Committee's discretion.

4.4 Fractional Shares. In calculating the number of shares of Common Stock vested, fractional shares shall be rounded down to the nearest whole number.

4.5 Designation of Beneficiaries. Each Participant from time to time, by signing a form furnished by the Committee, may designate any person or persons (who may be designated concurrently, contingently or successively) to whom his benefits under the Plan are to be paid if he dies before he receives all of such benefits. A Beneficiary designation form will be effective only when the form is filed in writing with the Committee while the Participant is alive and will cancel all Beneficiary designation forms previously signed and filed by the Participant.

If a Participant fails to designate a Beneficiary before his death as provided above, or if the Beneficiary designated by a deceased Participant dies before him, the Committee, in its discretion, may direct the Trustee to make distribution of the Participant's benefits as follows:

    (a)  First, to the Participant's spouse;

    (b)  Then, if there is no spouse,

          (i) To or for the benefit of any one or more of his relatives by adoption, blood or marriage, and in such proportions as the Committee determines; or

         (ii) To the legal representative or representatives of the estate of the last to die of the Participant and his Designated Beneficiary.


                                   SECTION 5

                              WITHHOLDING OF TAXES

5.1 Tax Withholding. The Trustee shall have the right to retain and withhold from payment of the vested portion of the Stock distribution, the amount of taxes required by any government to be withheld or otherwise be deducted and paid with respect to such payment.

A Participant receiving shares of Common Stock may reimburse the Trustee for any such taxes required to be withheld by the Trustee. The Trustee shall remit to the Company any tax withheld. The Company will have the responsibility of remitting the funds to the proper governmental agency. Alternatively, the Participant may elect to have the above withholding taken from any payroll compensation made to the Participant through the normal administrative payroll systems of the Company.

5.2 Supplemental Withholding Payment. Upon the vesting of any part of a Stock Award, for any reason, the Savings Bank shall make an additional payment to the Participant ("Supplemental Withholding Payment"). The Supplemental Withholding Payment shall be an amount equal to (i) all applicable withholding for federal taxes, (ii) all applicable withholding for state, local or other taxes, on the then vesting portion of the Stock Award, and
(iii) all applicable withholding on (i) and (ii) including withholding applicable on stock dividends, cash dividends and any earnings thereon associated with the then vesting portion of the Stock Award. Notwithstanding the above, final determination of the appropriate amount of the Supplemental Withholding Payment is the sold discretion of the Committee.

                                   SECTION 6

                          DIVIDENDS AND VOTING RIGHTS

6.1 Payment of Dividends. An amount equal to dividends declared and paid on Stock Awards granted to a Participant but not yet vested will be held by the Trustee in an interest bearing account for the benefit of the Participant. When corresponding shares of Common Stock are vested and distributed, cash dividends with any applicable interest earned will be paid out to the Participant. These dividend payments are subject to withholding under Section 5.1.

Stock dividends paid on shares of Common Stock during the vesting period will attach to the awarded shares and will vest when said shares are vested pursuant to Section 4.

6.2 Voting Rights. After a Stock Award has been granted, the Participant shall be entitled to direct the voting of the Common Stock subject to the Stock Award and which have not yet been earned and distributed pursuant to
Section 4.2, subject to rules and procedures adopted by the Committee for this purpose. With respect to all shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting, the Committee shall direct the Trustee that such shares shall be voted by the Trustee in the same proportion as the Common Stock Subject to Stock Awards for which a direction from Participants have been received by the Trustee was voted.


                                   SECTION 7

                                 THE COMMITTEE

7.1 Membership and Authority. The Committee referred to in Section 1.2 shall consist of one or more members who shall be appointed by the Board of Directors of the Company and such Committee shall be comprised solely of Directors not otherwise employed by the Company, all of whom are "disinterested directors" as that term is defined under Rule 16(b)-3 under the Securities Exchange Act of 1934, as amended, promulgated by the Securities and Exchange Commission and also who are "Outside Directors" as defined under Section 162(m) of the Code. Except as otherwise specifically provided in this Section 7, in controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without meeting, and shall have the following powers, rights and duties in addition to those vested in it elsewhere in the Plan:

    (a)  To award shares of Common Stock pursuant to Section 3 of the Plan

   (b) To adopt such rules of procedure and regulations as, in its opinion, may be necessary for the proper and efficient administration of the Plan and as are consistent with the provisions of the Plan.

   (c) To enforce the Plan in accordance with its terms and with such applicable rules and regulations as may be adopted by the Committee.

   (d) To determine all questions arising under the Plan, including the power to determine the rights or eligibility of employees or Participants and their Benficiaries and their respective benefits, and to remedy ambiguities, inconsistencies or omissions.

   (e) To give such directions to the Trustee with respect to the Trust Fund as may be provided in the Trust Agreement.

   (f) To maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

   (g) To direct all payments of benefits under the Plan. The certificate of a majority of the members of the Committee that the Committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.

   (h) To set Performance Goals as set out in Section 3.1 as required, to monitor attainment of such Performance Goals and to notify Named Executives of the Committee's certification of their attainment.

7.2 Delegation by Committee. In exercising its authority to control and manage the operation and administration of the Plan, the Committee may employ agents and counsel (who may also be employed by the Company) and to delegate to them such powers as the Committee deems desirable.

7.3 Information to be Furnished to Committee. The Company shall furnish the Committee such data and information as may be required. The records of the Company as to an employee's or Participant's period of employment, termination of employment and the reason therefore, leave of absence and compensation will be conclusive on all persons unless determined to be incorrect.

7.4 Committee's Decision Final. To the extent permitted by law, any interpretation of the Plan and any decision on any matter within the discretion of the Committee made by the Committee in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known, and the Committee shall make such adjustment on account thereof as it considers equitable and practicable.

7.5 Remuneration and Expenses. No remuneration shall be paid to any Committee member as such. However, the reasonable expenses of a Committee member incurred in the performance of a Committee function shall be reimbursed by the Company.

7.6 Indemnification of Committee Member. The Committee and the individual members thereof shall be indemnified by the Company against any and all liabilities, losses, costs, and expences (including fees and expenses) whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or the members by reason of the performance of a Committee function if the Committee or such members did not act dishonestly or in willful or negligent violation of the law or regulations under which such liability, loss, cost or expense arises.

7.7 Resignation or Removal of Committee Member. A Committee member may resign at any time by giving ten (10) days advance written notice to the Company, the Trustee and the other Committee members. The Company may remove a Committee member by giving advance written notice to him, the Trustee and other Committee members.

7.8 Appointment of Successor Committee Members. The Board of Directors may fill any vacancy in the membership of the Committee and shall give prompt written notice thereof to the other Committee members and the Trustee. While there is a vacancy in the membership of the Committee, the remaining Committee members shall have the same powers as the full Committee until the vacancy is filled.

                                   SECTION 8

                              AMENDMENTS OF THE PLAN

8.1 Board of Directors. The Board of Directors of the Company may amend the Plan at any time pursuant to written resolutions adopted by such Board of Directors. No such amendment, however, shall have the effect of reducing any then nonforfeitable percentage of benefits of any Participant as computed in accordance with the vesting schedule under Section 4 of the Plan.

                                   SECTION 9

                              PERMANENCY OF THE PLAN


9.1 Termination of Plan and Trust. The Company contemplates that the Plan shall be permanent and that it shall be able to continue to grant shares of Common Stock under the Plan. Nevertheless, in recognition of the fact that future conditions and circumstances cannot now be

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

entirely foreseen, the Company reserves the right to terminate either the Plan or the Plan and the Trust by action of the Board of Directors.

The termination of this Plan shall not affect the rights of Participants under Stock Awards theretofore granted to receive Common Stock under the Plan, and, all such awards shall continue in force and operation after termination of the Plan until which time the Participant receives the distributed shares of Common Stock due to vesting or forfeits such shares of Common Stock pursuant to Section 4.2.

Upon termination of the Plan and after all vesting and distributions of all allocated shares, the Trust shall return and unallocated shares of Common Stock and any unallocated dividends and interest earnings, if any, to the Company.

Prior to termination, the Company shall have the right, at any time, to request the Trustee to return to the Company any unallocated Common Stock held in Trust.

9.2 Suspension of Plan. Due to the Company's status as an insured thrift institution, which is subject to the regulatory oversight of such governmental agencies as the OTS and the Federal Deposit Insurance Corporation, the Company reserves the right to suspend the Plan in the event the Company shall fail to maintain compliance with minimum capital tests and/or requirements, as those requirements may be established by law, regulation, guideline or agreement to which the Company is now, or hereafter may be, subject.


                                   SECTION 10

                RIGHTS, RESTRICTIONS AND OPTIONS ON COMMON STOCK

10.1 Distribution of Common Stock Under Federal Securities Laws. If at the time of any distribution hereunder of Common Stock to any Participant or his Beneficiary, a Form S-8 Registration Statement in respect to those shares of Common Stock not acquired by the Trust in the Merger Conversion or following the Merger Conversion, or their issuance under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, ("Act"), or under any similar form of registration, is not then in effect with the Securities and Exchange Commission ("SEC"), or if no other exemption under the Act is available or a "no action" letter has not been issued by the SEC, with respect to such securities (the "Unregistered Securities"), then:

    (a) Investment Representation. At the time of any such distribution, the distributee shall be deemed to have agreed, for himself and for his heirs, personal or legal representatives, that he or such successors in interest will represent and shall be deemed to have represented that he or such successors will hold the Unregistered Securities solely for investment and with no present intention to resell or

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

         distribute the same and the distributee, or such successors, as the case may be, shall sign a certificate to such effect at the time of any distribution, but the neglect or failure to execute such certificate shall not be a limitation of the foregoing agreements and representations.

   (b) Legend on Certificates. At the time of the issuance of any certificate or certificates representing the "Unregistered Securities" to any distributee, or other persons, as a result of a distribution under this Plan when there is no available exemption under the Act, such certificate(s) shall have endorsed thereon a legend reading substantially as follows:

"These shares are not registered under the Securities Act of 1933, as amended ("Act"). Said shares may not be transferred, assigned, hypothecated or otherwise disposed of unless: (i) a Registration Statement has been filed and becomes effective under the Act, or (ii) until the registration provisions of the Act have otherwise been complied with, or (iii) in the opinion of counsel for the Company such proposed transfer or other disposition will not violate the registration provisions of the Act."

   (c) Resubmissions. Any distributee, or any successor in interest, who is notified by the Committee that counsel for the Company considers said distributee or successor a statutory underwriter under the Act, shall resubmit any share certificate or certificates issued previously without the above legend to the Company, so that said legend may be imposed thereon. Any such distributee or successor in interest further agrees to comply with the provisions of said legend.

10.2 Adjustments to Common Stock. The aggregate number of shares of Common Stock of the Company on which Stock Awards may be granted hereunder, and the number of shares thereof covered by each Stock Award may all be appropriately adjusted, as the Board of Directors may determine, for any increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, stock split-up or combination of shares, or the payment of a stock dividend or other increase or decrease in such shares effected without receipt of consideration by Argo Bancorp.

                                 SECTION 11

                               TRUST AGREEMENT

11.1 The Trust Fund. The Trust Fund as of any date means all property of every kind then held by the Trustee.


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

11.2 General Powers. As to the Trust Fund and the Plan, the Trustee shall have the following powers, rights and duties in addition to those provided elsewhere in this Trust Agreement, the Plan or by law:

   (a) To adopt such rules of procedure and regulations as in his opinion may be necessary for the proper administration of the Trust and as are consistent with this Agreement and the Plan.

   (b) To enforce the Trust and the rules and regulations adopted by the Trustee.

   (c) To determine questions arising under this Agreement, including the power to remedy ambiguities, inconsistencies or omissions.

   (d) To receive and hold all contributions paid to them under the Plan; provided, however, that the Trustee shall have no duty to require that contributions be made to him or to determine that the contributions received by him comply with any resolution of the Board of Directors of the Company.

   (e) To have the authority and discretion to invest in Common Stock or interest bearing savings accounts.

   (f) To make payments or distributions from the Trust Fund in accordance with the administration of the Plan and this Trust Agreement.

   (g) To begin, maintain and defend any litigation necessary in connection with the administration of the Plan or this Trust.

   (h)   To compromise, contest, arbitrate and abandon claims or demands.

   (i) To have all rights of an individual owner, including the power to give proxies to vote stocks and other voting securities, to join in or oppose (alone or jointly with others) voting trusts, mergers, consolidations, foreclosures, reorganizations and liquidations, or other changes in the financial structure of any corporation, and to exercise or sell stock subscription and conversion rights.

   (j) To hold securities and other property in the name of a nominee, or in any other form, with or without disclosing the Trust relationship.

   (k) To determine on each Accounting Date, or as soon thereafter as practicable, the then Net Worth of the Trust Fund, that is the fair market value of all assets comprising the Trust Fund, less liabilities, if any, other than liabilities to persons entitled to benefits under the Plan.

   (l) To furnish the Company an annual account or an account for such other fiscal period as the Company may designate, or as may be required under this

         Agreement or the Plan, showing the Net Worth of the Trust Fund at the end of the period, all investments, receipts, disbursements and other transactions made by the Trustee during the accounting period.

   (m) To pay any estate, inheritance, income or other tax, charge or assessment attributable to any benefit payable under the Plan out of such benefit after giving the Company notice as far in advance as practicable; to defer making payment of any such tax, charge or assessment if they are indemnified to their satisfaction in the premises; and to require before making any payment such release or other document from any lawful taxing authority and such indemnity from the intended payee as the Trustee considers necessary for their protection.

   (n) To employ reputable agents, attorneys, accountants, investment counsel or other persons (who also may be employed by the Company) and to delegate to them such powers as the Trustee considers desirable.

   (o) To furnish the Company with such information in the Trustee's possession as the Company may need for tax or other purposes.

   (p) To perform any and all other acts in their judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust Fund and for the proper administration of the Plan.

11.3 Determination of "Value". In determining the Net Worth of the Trust Fund the Trustee shall use available current market prices or quotations when available. Otherwise, the Trustee shall use such current market value as he deems fair and reasonable and his judgment with reference thereto shall be conclusive upon all persons. The Trustee, with direction from the Company, shall select the overall method of accounting whether cash, accrual or a hybrid. Once a method of accounting is established it shall be used consistently until a change in the method of accounting is approved by the Company and, if necessary, by the Internal Revenue Service.

11.4 Compensation and Expenses. Except as otherwise expressly provided herein and in the Plan, all reasonable costs, charges and expenses incurred in the administration of this Trust and the Plan, including compensation to the agents, attorneys, accountants and other persons employed by the Trustee, will be paid by the Company. Expenses incurred in connection with the sale, investment and reinvestment of the Trust Fund (such as brokerage, postage, express and insurance charges, and transfer taxes) shall be paid from the Trust Fund unless paid by the Company.

11.5 Action by Trustee. During any period in which two or more Trustees are acting, the following provisions apply where the context admits:

   (a) The Trustee, by writing filed with the Company, may select a secretary if he believes is advisable, who may, but need not be a Trustee.

    (b) The Trustee qualified to act may act by meeting, or by writing signed without meeting, and may execute any document relating to the Trust Fund by signing one document or concurrent documents.

    (c) The certificate of the secretary of the Trustees or of a majority of the Trustees that they have taken or authorized any action shall be conclusive in favor of any person relying on the certificate. Notwithstanding the provisions of paragraph (b) of this Section 11.5 requiring that action be taken by a majority of the Trustees qualified to act, the Trustees may allocate to any one or more Trustees the responsibility for controlling and managing one or more phases of the operation and administration of the Plan other than the authority and discretion to manage and control the assets of the Plan. The functions so allocated shall be identified in writing, and the Trustee or Trustees to whom they are allocated shall have sole responsibility for such functions. No allocation of responsibilities shall be made pursuant to this subsection except upon the unanimous vote of all Trustees then having the authority to act.

11.6 Exercise of Trustee's Duties. Subject to the provisions of this Section 11, the Trustee shall discharge his duties hereunder and under the Plan solely in the interest of the Plan Participants and their Beneficiaries and

    (a)  For the exclusive purpose of:

          (i) Providing benefits to Plan Participants and their Beneficiaries; and

         (ii) Defraying reasonable expenses of administering the Plan not paid for by the Company.

    (b) With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

11.7 Limit of Trustee's Responsibility. No power, duty or responsibility is imposed on the Trustee by or under the Plan except as set forth in this Trust Agreement.

11.8 Indemnification of Trustee by the Company. The Company hereby agrees to indemnify the Trustee and to hold the Trustee harmless against any and all liabilities, losses, costs or expenses (including legal fees and expenses) of whatsoever king and nature which may be imposed on, incurred by or asserted against the Trustee at any time by reason of Trustee's service under this Trust Agreement if the Trustee did not act dishonestly or in willful or negligent violation of the law or regulation under which such liability, loss, cost or expense arises.

11.9 Resignation. A Trustee may resign at any time by giving thirty days advance written notice to the Company.

11.10 Removal of Trustee and Appointment of Successor Trustee. The Company may remove any Trustee by written notice to that Trustee. The Company shall fill a vacancy, however, arising in the office of Trustee as soon as practicable by a writing filed with the person or corporation appointed to fill the vacancy.

11.11 Duties of Resigning or Removed Trustee and of Successor Trustees. If the Trustee resigns or is removed, he shall promptly furnish to the successor Trustee and the Company an account of his administration of the Trust from the date of his last account. Each successor Trustee shall succeed to the title to the Trust Fund vested in his predecessor without the signing or filing of any instrument, but a resigning or removed Trustee shall execute all documents and do all acts necessary to vest such title of record in the successor Trustee. Each successor Trustee shall have all the powers conferred by this Trust Agreement and the Plan as if originally named Trustee. No successor Trustee shall be personally liable for any act or failure to act of a predecessor Trustee.

11.12 Amendment. This Trust Agreement may be amended from time to time by the Company, except as follows:

    (a) The duties and liabilities of the Trustee cannot be substantially changed without his consent; and

    (b) Under no condition shall any such amendment result in the return or repayment to the Company of any part of the Trust Fund or the income from it or result in the distribution of the Trust Fund for the benefit of anyone other than Participants and their Beneficiaries, except as provided in Section 4 and Section 9.

11.13 Termination. If the Plan is terminated, this Trust Agreement, including all rights, titles, powers, duties, discretion and immunities imposed upon or reserved to the Trustee and the Company nevertheless shall continue in effect until all assets have been distributed by the Trustee in accordance with the Plan.


                              SECTION 12

                             MISCELLANEOUS


12.1 Company Action. Except as may be specifically provided herein, any action required or permitted to be taken by the Company may be taken on behalf of the Company by any officer of the Company.

12.2 Company Records. Records of the Company as to an employee's or Participant's period of employment, termination of employment and the reason therefore, leaves of absence, reemployment and Compensation will be conclusive on all persons, unless determined to be incorrect.

12.3 No Guarantee of Interests. None of the Trustee, the Company or the Committee in any way guarantees the Trust Fund from loss or depreciation, nor do they guarantee any payment to any person. The liability of the Trustee, the Company and the Committee to make any payments hereunder is limited to the available assets of the Trust Fund.

12.4 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

12.5 Waiver of Notice. Any notice required under the Plan may be waived by the person entitled to notice.

12.6 Gender and Number. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, the plural shall include singular, and the singular shall include the plural.

12.7 Controlling Law. The law of the State of domicile of the Company shall be the controlling state law in all matters relating to the Plan and shall apply to the extent that it is not preempted by the laws of the United States of America.

12.8 Tax Status of Trust. The Trust herein created is designated as constituting a part of a plan intended to be taxed as a grantor trust under Subchapter J of the Internal Revenue Code, with the Company as grantor.

12.9 Approval. The Plan shall be presented to stockholders of Argo Bancorp for ratification for purposes of obtaining favorable treatment under Section 16(b) of the Securities Exchange Act of 1934 and to qualify as performance based compensation under Section 162(m) of the Code; provided, however, that the failure to obtain stockholder ratification will not affect the validity of the Plan and the Stock Awards thereunder.

12.10 Compliance with Section 16. If this Plan is qualified under 17 C.F.R.
Section 240.16b-3 of the Exchange Act Rules, with respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by law.

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